Exhibit 10.1
                      LOAN DOCUMENT MODIFICATION AGREEMENT
                       (No. 6; dated as of March 7, 1997)




         LOAN DOCUMENT MODIFICATION AGREEMENT dated as of March 7, 1997 by and between FOCUS ENHANCEMENTS, INC., a Delaware corporation and LAPIS TECHNOLOGIES, INC., a California corporation, (each a "Borrower" and together the "Borrowers") and SILICON VALLEY BANK (the "Bank"), a California chartered bank with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054, and with a loan production office located at Wellesley Office Park, 40 William Street, Wellesley, MA 02181, doing business under the name "Silicon Valley East".

         1. Reference to Existing Loan Documents.

         Reference is hereby made to that Credit Agreement dated January 20, 1994 between the Bank and the Borrower as previously amended as of January 24, 1994, March 30,1994, October 6, 1994, June 15, 1995 and April 5, 1996 (with the attached schedules and exhibits, the "Credit Agreement") and the Loan Documents referred to therein, including without limitation that certain Amended and Restated Promissory Note of the Borrower dated April 5, 1996 in the principal amount of $900,000 (the "Note"), and the Security Documents referred to therein. Unless otherwise defined herein, capitalized terms used in this Agreement shall have the same respective meanings as set forth in the Credit Agreement.

         2. Effective Date.

         This Agreement shall become effective as of March 7, 1997 (the "Effective Date"), provided that the Bank shall have received the following on or before May 14, 1997 and provided further, however, in no event shall this Agreement become effective until signed by an officer of the Bank in California:

              a. two copies of this Agreement, duly executed by the Borrower, with the attached consent letter duly executed by C. Bruce Johnstone, duly executed thereby; and

              b. an amended and restated promissory note in the form enclosed herewith (the "Amended Note"), duly executed by the Borrower.

         By the signature of its authorized officer below, each Borrower is hereby representing that, except as modified in Schedule A attached hereto, the representations of the Borrowers set forth in the Loan Documents (including those contained in the Credit Agreement, as amended by this Agreement) are true and correct as of the Effective Date as if made on and as of such date. In addition, the Borrowers confirm their authorization as to the debiting of their account with the Bank in the amount of $7,500 in order to pay the Bank's facility fee for the period up to and including the extended Expiry Date and in the amount of $1,800 to pay the fees of Sullivan & Worcester LLP, special counsel to the Bank for services rendered to the Bank in connection with this Agreement. Finally, each Borrower (and each guarantor, if any, signing below) agrees that, as of the Effective Date, it has no defenses against its


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obligations  to pay any amounts  under the Credit  Agreement  and the other Loan
Documents; and in consideration for the Bank's entering into this Amendment, the Borrowers hereby also agree to release and forever discharge the Bank and its affiliates, officers, directors, agents, attorneys, employees, successors and assigns of and from all manner of actions, causes of action, suits, judgments, claims and demands whatsoever in law or in equity, which have arisen from the beginning of time up to the date of the Borrower's acceptance of this Amendment, whether arising in connection with the transaction contemplated hereby or by the Credit Agreement or otherwise.

         3. Description of Change in Terms.

         As of the Effective Date, the Credit Agreement is modified in the following respects:

              a. The figure "$900,000" appearing on the cover page and in the fifth line of Section 1.1 of the Credit Agreement is hereby deleted and there is hereby substituted the figure "$800,000."

              b. Section 1.5 of the Credit Agreement is hereby amended by deleting "March 7, 1997" appearing in the second line thereof as the Maturity Date and substituting in place thereof "March 7, 1998." Section 1.5 is further amended by restating the last sentence of such sections as follows: "The Bank shall meet with an officer of the Borrowers on or about January 7, 1998 in order to discuss (a) an extension to the Guarantee of C. Bruce Johnstone; and (b) a plan acceptable to the Bank for repayment of the entire outstanding balance of the Note by the Maturity Date."

              c. Numbered paragraphs 7.10 through 7.13 are hereby restated in their entirety as follows:

                  "7.10 Ratio of Eligible Accounts Receivable to Aggregate Extensions of Credit. The Borrowers will not permit the ratio cash plus of the aggregate amount of Eligible Domestic Accounts Receivable and Eligible International Accounts Receivable (excluding in any event from such calculation accounts receivable falling within the definition of Apple Collateral as such term is defined in the Intercreditor Agreement dated as of October 18, 1994 between Focus Enhancements, Inc., the Bank and Fred Kassner) to aggregate Extensions of Credit to exceed 2.5 to 1 at the end of any month.


                  7.11 Minimum Working Capital. The Borrower will not permit Working Capital, net of Deferred Revenue, to be less than $800,000 at the end of any month, commencing May 31, 1997. For purposes hereof, (a) "Working Capital" shall mean Current Assets less Current Liabilities, and (b) "Deferred Revenue" shall mean revenue that is deferred in accordance with GAAP.

                  7.12 Minimum Profitability. The Borrowers will not permit Net Losses to be greater than, or Net Income to be less than, the amounts set forth opposite the respective fiscal quarter ends listed below.



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                    Quarter Ending                    Minimum Profitability

               March 31, 1997                         ($250,000)
               June 30, 1997                          $100,000
               September 30, 1997                     $100,000
               December 31, 1997 and each fiscal
                 quarter thereafter                   $100,000

                  7.13     [Not Utilized]"

              d. Section 9.1 is hereby amended by inserting the following new definition in alphabetical order:

                  "'Current Assets' means, as of any applicable, date, all amounts that should, in accordance with GAAP, be included as current assets on the consolidated balance sheet of Borrowers and their respective Subsidiaries taken as a whole."

              e. The form of Compliance Certificate attached to the Credit Agreement as Exhibit C is hereby restated in its entirety in the form of Exhibit C hereto.

              f. The Credit Agreement and the other Loan Documents are hereby amended wherever necessary or appropriate to reflect the foregoing changes.

         4. Waivers.

         The Bank hereby waives any Event of Default arising as a result of non-compliance by the Borrowers with any financial covenants set forth in numbered Sections 7.10 through 7.13 for any fiscal period through February 28, 1997.

         5. Continuing Validity.

         Upon the effectiveness hereof, each reference in each Security Instrument or other Loan Document to "the Credit Agreement", "thereunder", "thereof", "therein", or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby. Except as specifically set forth above, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. Each of the other Loan Documents is in full force and effect and is hereby ratified and confirmed. The amendments set forth above (i) do not constitute a waiver or modification of any term, condition or covenant of the Credit Agreement or any other Loan Document, other than as expressly set forth herein, and (ii) shall not prejudice any rights which the Bank may now or hereafter have under or in connection with the Credit Agreement, as modified hereby, or the other Loan Documents and shall not obligate the Bank to assent to any further modifications.

         6. Miscellaneous.

              a. This Agreement may be signed in one or more counterparts each of which taken together shall constitute one and the same document.



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              b. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

              c. EACH BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS LOAN MODIFICATION AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON LENDER CANNOT AVAIL ITSELF OF THE COURTS OF THE COMMONWEALTH OF MASSACHUSETTS, THEN VENUE SHALL LIE IN SANTA CLARA COUNTY, CALIFORNIA.

              d. The Borrowers agree, jointly and severally to promptly pay on demand all costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this letter amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Sullivan & Worcester LLP, special counsel for the Bank with respect thereto.

         IN WITNESS WHEREOF, the Bank and the Borrower have caused this Agreement to be signed under seal by their respective duly authorized officers as of the date set forth above.


                                    SILICON VALLEY EAST, a Division
                                      of Silicon Valley Bank


                                    By: /s/David P. Fischer
                                         Name:      David P. Fischer
                                         Title:     Senior Vice President


                                    SILICON VALLEY BANK


                                    By: /s/Amy Young
                                         Name: Amy Young
                                         Title: AVP
                                         (signed in Santa Clara, CA)





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                                    FOCUS ENHANCEMENTS, INC.


                                    By: /s/ Harry G. Mitchell
                                         Name: Harry G. Mitchell
                                         Title: Sr. Vice President & CFO


                                    LAPIS TECHNOLOGIES, INC.


                                    By: /s/ Harry G. Mitchell
                                         Name: Harry G. Mitchell
                                         Title: Sr. Vice President & CFO